Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO LICENSE, DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT
THIS AMENDMENT NO. 2 (this “Amendment”), dated October 6, 2017 (the “Amendment Effective Date”), is entered into by and between Brickell Biotech, Inc., a Delaware corporation (“Brickell”), and Kaken Pharmaceutical Co., Ltd., a company legally organized and existing under the law of Japan (“Kaken”).
WHEREAS, Brickell and Kaken entered into a License, Development and Commercialization Agreement on March 31, 2015 and thereafter amended it on April 7, 2015 and on February 24, 2016 (the agreement, as amended, shall be referred to herein as the “Agreement”); and
WHEREAS, Brickell and Kaken desire to amend the Agreement as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment, the parties agree as follows:

1.	As used in this Amendment, capitalized terms shall have the same meanings set forth in the Agreement, unless otherwise defined in this Amendment.

2.	Section 8.2 of the Agreement is hereby amended to add the following paragraph at the end of the final paragraph thereof:
“[***] $10,000,000 [***].”

3.	Article 12 of the Agreement is amended as set forth below.

a.	The first sentence of Section 12.1 is amended to read in its entirety as follows:
“As used in this Agreement, the term “Confidential Information” means all information, whether it be written or oral, including all production schedules, lines of products, volumes of business, processes, new product developments, product designs, formulae, technical information, laboratory data, clinical data, patent information, know-how, trade secrets, financial and strategic information, marketing and promotional information and data, and other material relating to any products, projects or processes of one Party (the “Disclosing Party”) that is provided to, or otherwise obtained by, the other Party (the “Receiving Party”) in connection with (i) this Agreement (including information exchanged prior to the date hereof in connection with the transactions set forth in this Agreement, including any information disclosed by either Party pursuant to the Confidential Disclosure Agreement between the Parties dated September 9, 2013) or (ii) the ROFN Agreement.”

b.	The first two sentences of Section 12.2 are amended to read in their entirety as follows:
“Each of Kaken and Brickell shall keep all Confidential Information received from or on behalf of the other Party with the same degree of care with which it maintains the confidentiality of its own Confidential Information, but in all cases no less than a reasonable degree of care. Neither Party shall use such Confidential Information for any purpose other than in performance of its obligations or the exercise of its rights pursuant to this Agreement or the ROFN Agreement or disclose the same to any other Person other than to such of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or sublicensees who have a need to know such Confidential Information to implement the terms of this Agreement or the ROFN Agreement or enforce its rights under this Agreement or the ROFN Agreement; provided, however, that a Receiving Party shall advise any of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or sublicensees who receives such Confidential Information of the confidential nature thereof and of the obligations contained in this Agreement relating thereto, and the Receiving Party shall ensure (including, in the case of a Third Party, by means of a written agreement with such Third Party having terms at least as protective as those contained in this Article 12) that all such directors, managers, employees, independent contractors, agents, consultants or sublicensees comply with such obligations.”

c.	The first sentence of Section 12.3 is amended to read in its entirety as follows:
“Notwithstanding Section 12.2, (i) either Party may disclose Confidential Information belonging to the other Party only to the extent such disclosure is reasonably necessary to: (a) comply with or enforce any of the provisions of this Agreement or the ROFN Agreement, (b) comply with applicable Law or (c) only to the extent such disclosure is reasonably necessary to obtain or maintain regulatory approval of a Product, as applicable, to the extent such disclosure is made to a Governmental Authority.”

4.	The Agreement is hereby amended by adding the attached “Exhibit A” that is made a part of this Amendment.

5.	The Agreement is hereby amended by adding the attached “Exhibit B” that is made a part of this Amendment.

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6.
The Agreement is hereby amended by adding the attached “Exhibit C” that is made a part of this Amendment. Concurrently with the signing of this Amendment, the Parties shall execute and deliver the ROFN Agreement set forth in Exhibit C.

7.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

8.	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, Brickell and Kaken have executed this Amendment by their respective officers hereunto duly authorized, as of the Amendment Effective Date.

BRICKELL BIOTECH, INC.		KAKEN PHARMACEUTICAL CO., LTD.
By:	/s/ Andrew Sklawer	By:	/s/ Tetsuo Onuma
Name: Andrew Sklawer Title: COO		Name: Tetsuo Onuma Title: President and Representative Director

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Exhibit A
[***] Topline Tables

[***]

Exhibit B
EXERCISE NOTICE
November 28, 2017
[***]
Brickell Biotech, Inc.
5777 Central Avenue, Suite 102
Boulder, Colorado USA 80301
Re: [***]
Dear [***]:
Pursuant to Section 8.2 of the License, Development and Commercialization Agreement entered into on March 31, 2015 and thereafter amended on April 7, 2015, February 24, 2016 and October 6, 2017 (the “Agreement”), by and between Brickell Biotech, Inc., a Delaware corporation (“Brickell”), and Kaken Pharmaceutical Co., Ltd., a company legally organized and existing under the law of Japan (“Kaken”), Kaken hereby [***] (as defined in the Agreement) on the terms and conditions set forth in the Agreement.
Kaken shall [***] designated by Brickell [***].
Very truly yours,
Kaken Pharmaceutical Co., Ltd.

By:
Name:
Title:

Exhibit C
RIGHT OF FIRST NEGOTIATION AGREEMENT
THIS RIGHT OF FIRST NEGOTIATION AGREEMENT (this “ROFN Agreement”), dated October 6, 2017 is entered into by and between Brickell Biotech, Inc., a Delaware corporation (“Brickell”), and Kaken Pharmaceutical Co., Ltd., a company legally organized and existing under the law of Japan (“Kaken”). Brickell and Kaken are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, Brickell and Kaken entered into a License, Development and Commercialization Agreement on March 31, 2015 and thereafter amended it on April 7, 2015, February 24, 2016 and October 6, 2017 (the agreement, as amended, shall be referred to herein as the “Agreement”); and
WHEREAS, contingent upon and subject to Kaken [***] (as defined in the Agreement), Brickell desires to grant Kaken as of the Effective Date (as defined below) certain rights with respect to Brickell development products.
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this ROFN Agreement, the Parties agree as follows:
1.Definitions. The following terms shall have the following meanings:

1.1.	[***] shall mean (a) [***] (b) [***] (c) [***] (d) [***], including, [***].

1.2.	“Business Day” means a day (other than Saturday or Sunday) on which banks are open for business in Tokyo, Japan and in New York, New York USA.

1.3.
“Change of Control” means, with respect to a Person, any of the following events: (i) any Person is or becomes the beneficial owner (except that a Person shall be deemed to have beneficial ownership of all shares that any such Person has the right to acquire, whether such right which may be exercised immediately or only after the passage of time), directly or indirectly, of a majority of the total voting power represented by all shares of such Person’s outstanding capital stock, (ii) such Person consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into such Person, other than (A) a merger or consolidation which would result in the voting securities of such Person outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the voting securities of such Person or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of such Person (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of all shares of capital stock of such Person, or (iii) such Person transfers all or substantially all of its assets to any Person other than a wholly owned affiliate of such Person.

1.4.	“Effective Date” shall mean the date [***] (as defined in the Agreement).

1.5.
“Person” shall mean any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

1.6.
“Initial Proof of Concept Clinical Trial” means a study of a pharmaceutical product the goal of which is to demonstrate the proof of the concept in human patients to evaluate safety and initial pharmacologic activity and/or efficacy in healthy volunteers and/or individuals who have a certain disease or condition before embarking on a Phase IIB Clinical Trial.

1.7.
“Phase IIB Clinical Trial” means a study of a pharmaceutical product in human patients to determine efficacy and statistical trends prior to initiation of Phase III pivotal studies. These studies will also evaluate potential doses and dosing regimens to optimize the therapy under investigation.

1.8.	“Territory” means [***].
2.    Rights of First Negotiation.

2.1.	Brickell Products. [***].

2.2.	Condition Precedent. [***].

2.3.
ROFN Evaluation Period. Kaken shall be entitled to exercise its right of first negotiation with respect to [***]by providing written notice to Brickell (the “ROFN Exercise Notice”) within [***] after Kaken’s receipt of the [***] and the [***] (the “ROFN Evaluation Period”).

2.4.
Negotiation Period. Upon Brickell’s receipt of the ROFN Exercise Notice, Kaken shall have a period of one hundred and twenty (120) days (the “Negotiation Period”) to negotiate exclusively with Brickell reasonably and in good faith concerning the terms of an exclusive license to develop, manufacture, have manufactured and commercialize such Brickell Product in the Territory and manufacture and have manufactured the Brickell Products outside the Territory for sale in the Territory.

2.5.
Exclusivity. Until Kaken receives an [***] and thereafter during the ROFN Evaluation Period and, if Brickell timely receives a ROFN Exercise Notice, thereafter during the Negotiation Period, Brickell [***], without the prior written consent of Kaken, directly or indirectly [***]. Nothing in this Section 2 shall restrict Brickell or its affiliates from negotiating with, soliciting proposals from, entering into agreements with, or providing information to (x) its-own-actual and-

potential advisors, agents and representatives and/or (y) any third party contract research organization or contract manufacture or other service provider.

2.6.	Termination of ROFN Rights.

2.6.1.	The ROFN Right with respect to the [***]which was the subject of the [***]shall terminate effective upon the earlier of (i) [***] and (ii) [***].

2.6.2.
If (i) Kaken terminates the Agreement or (ii) Brickell terminates the Agreement as a result of an uncured breach by Kaken, Brickell shall have the right to terminate this ROFN Agreement upon written notice to Kaken.

2.7.
Activities Outside of the Territory. Subject to the terms of this ROFN Agreement, Brickell and its successors shall be free to commercialize, license, sell or take any other actions with respect to the [***] and the intellectual property rights related thereto, in Brickell’s sole discretion. In addition, nothing in this ROFN Agreement shall restrict Brickell and its successors’ rights to commercialize, license, sell or take any other actions with respect to [***] and the intellectual property rights related thereto outside of the Territory and other products and their related intellectual property rights in any territory of the world.

2.8.
Activities Inside of the Territory. Nothing in this ROFN Agreement shall restrict Brickell and its successors’ rights to manufacture or have manufactured [***] inside of the Territory for sale outside of the Territory.

2.9.
Effect of Brickell Ceasing Development. Kaken acknowledges that Brickell shall have the sole discretion regarding the development of the [***]inside and outside of the Territory and that Brickell may cease development of a [***] at any time if Brickell so determines.

2.10.	Change of Control. In the event of a Change of Control transaction, the following provisions of this Section 2 shall apply:

2.10.1.
Existing Successor Products. All compounds that were controlled by Brickell’s successor or such successor’s affiliates that were not affiliates of Brickell prior to such Brickell Change of Control (collectively, the “Successor”) shall not be included within the [***].

2.10.2.
Independent Successor Product. Compounds that, following such Brickell Change of Control, are developed, made or otherwise acquired or controlled by the Successor without use of Brickell’s Confidential Information (as defined in the Agreement) shall not be deemed [***].

3.    Miscellaneous.

3.1.	Entire Agreement; Amendment. This ROFN Agreement and the Agreement sets forth the complete, final and exclusive agreement and all the covenants, promises,

agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof No subsequent alteration, amendment, change or addition to this ROFN Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.

3.2.
Notices. Any notice required or permitted to be given under this ROFN Agreement shall be in writing, shall specifically refer to this ROFN Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 3.2, and shall be deemed to have been given for all purposes (i) when delivered, if hand-delivered or sent by facsimile or e-mail on a Business Day, (ii) on the next Business Day if sent by a reputable international overnight courier service, or (iii) five (5) Business Days after mailing, if mailed by first-class certified or registered airmail, postage prepaid, return receipt requested. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below:

If to Brickell:	[***]

With a copy to:	[***]

If to Kaken:	[***]

With a copy to:	[***]

3.3.
Assignment. Neither this ROFN Agreement nor any of the rights, interests or obligations under this ROFN Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Party, and any such assignment without such prior written consent shall be null and void. Notwithstanding the foregoing, this ROFN Agreement may be assigned by Brickell without the consent of Kaken in connection with a Change of Control transaction, provided that, in connection with any such assignment, Brickell shall assign all of Brickell’s obligations under this ROFN Agreement to its successor and Kaken shall continue to have all of its rights under this ROFN Agreement after such assignment.

3.4.
Severability. If any one or more of the provisions of this ROFN Agreement are held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, such provision or provisions shall be considered severed from this ROFN Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good-faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this ROFN Agreement may be realized.

3.5.
English Language; Governing Law. This ROFN Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this ROFN Agreement, This ROFN Agreement and all disputes arising out of or related to this ROFN Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.

3.6.	Counterparts. This ROFN Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Brickell and Kaken have executed this ROFN Agreement by their respective officers hereunto duly authorized, as of the date set forth above.

BRICKELL BIOTECH, INC.		KAKEN PHARMACEUTICAL CO., LTD.
By:	/s/ Andrew Sklawer	By:	/s/ Tetsuo Onuma
Name: Andrew Sklawer Title: COO		Name: Tetsuo Onuma Title: President and Representative Director

(Signature Page to ROFN Agreement)

Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT TO
RIGHT OF FIRST NEGOTIATION AGREEMENT
THIS AMENDMENT (this “Amendment”), effective as of the Amendment Effective Date (as defined below), is entered into by and between Brickell Biotech, Inc., a Delaware corporation (“Brickell”), and Kaken Pharmaceutical Co., Ltd., a company legally organized and existing under the law of Japan (“Kaken”).
WHEREAS, Brickell and Kaken entered into a License, Development and Commercialization Agreement on March 31, 2015 and thereafter amended it on April 7, 2015, February 24, 2016, and October 6, 2017 (as amended, the “Agreement”);
WHEREAS, the Agreement provides, among other things, that Kaken has the [***] by [***];
WHEREAS, Brickell and [***]; and
WHEREAS, Brickell and Kaken desire to further amend the ROFN Agreement as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment, the Parties agree as follows:

1.	As used in this Amendment, capitalized terms shall have the same meanings set forth in the Agreement, unless otherwise defined in this Amendment.

2.	This Amendment shall be effective as of the date of receipt by Brickell of the Development Milestone 1 Payment pursuant to Section 8.2 of the Agreement (the “Amendment Effective Date”).

3.	The second recital in the ROFN Agreement shall be deleted and amended in its entirety to read as follows:
“WHEREAS, Kaken [***] as of the Effective Date (as defined below) certain rights with respect to [***].

4.	Section 1.4 of the ROFN Agreement shall be amended to read as follows:
“1.4. “Effective Date” shall mean [***].

5.	In the ROFN Agreement, the following term shall have the following meaning

“1.8 “Subsequent Clinical Trial” means, with respect to [***], the first (and not any subsequent) study of that pharmaceutical product in human patients occurring after the Initial Proof of Concept Clinical Trial, regardless of the goal of the study.
The defined term “Territory” shall be renumbered as 1.9.”

6.	Sections 2.1 through 2.5 of the ROFN Agreement are hereby deleted and amended in their entirety to read as follows:
2.1.    Brickell Products. As of the Effective Date, Brickell hereby grants Kaken the rights set out in this Section 2 (each, a “ROFN Right”) to first negotiate with Brickell for an [***].
2.2.    [***] ROFN Rights.
2.2.1    Condition Precedent to [***] ROFN Rights. If Brickell conducts and completes an [***], Brickell shall provide written notice to Kaken upon [***] and Kaken will have a first right to negotiate with Brickell for [***] if the ROFN Rights in respect of [***] have (a) [***], as set forth in this [***] or (b) [***] in accordance with Section [***]. At the time Brickell issues the [***], Brickell shall also physically or electronically deliver to Kaken, or provide Kaken access via secure electronic data room (any such delivery method, “make available,” and “made available” shall have a corresponding meaning) all material data related to [***], including from such [***], that Brickell then possesses (the “[***]”).
2.2.2    [***] ROFN Evaluation Period. Kaken shall be entitled to exercise its right of first negotiation with respect to such [***] by providing written notice to Brickell (the “[***] ROFN Exercise Notice”) within thirty (30) days after Kaken’s receipt of the [***] and the [***] (the “[***] ROFN Evaluation Period”).
2.2.3    [***] Negotiation Period. Upon Brickell’s receipt of the [***], Kaken shall have a period of [***] with Brickell [***]concerning the terms of an [***].
2.3.    [***] ROFN Rights.
2.3.1    Conditions Precedent to [***] ROFN Rights. If Brickell conducts and completes a [***], Brickell shall provide written notice to Kaken upon completion of the [***] ([***]) and Kaken will have a first right to negotiate with Brickell for [***], regardless of whether Kaken exercised its ROFN Rights with respect to such Brickell Product pursuant to Section 2.2, provided, however, that Kaken shall [***] or (ii) [***]. At the time Brickell issues the [***], Brickell shall make available to Kaken [***].

2.3.2    [***] Evaluation Period. Kaken shall be entitled to exercise its right of first negotiation with respect to [***] by providing written notice to Brickell (the “[***] ROFN Exercise Notice”) within [***] after Kaken’s receipt of [***] and [***] (the “[***] ROFN Evaluation Period”).
2.3.3    [***] Negotiation Period. Upon Brickell’s receipt of the [***], Kaken shall have a period of [***] (the [***]) to negotiate [***].
2.4    [***].
2.4.1    [***] ROFN Rights. Until Kaken receives [***] and thereafter during [***] Evaluation Period and, if [***] ROFN Exercise Notice, thereafter during the [***] Negotiation Period, Brickell shall not (other than in connection with a Change in Control transaction), without the prior written consent of Kaken, directly or indirectly [***].
2.4.2    [***] ROFN Rights. If the conditions precedent for Kaken’s ROFN Rights set forth in Section 2.3.1 are satisfied then from the date [***] until [***] and, if [***], thereafter [***] Negotiation Period, Brickell [***].
2.4.3    Brickell Rights. Nothing in this Section 2 shall restrict Brickell or its affiliates from negotiating with, soliciting proposals from, entering into agreements with, or providing information to, (x) its own actual and potential advisors, agents and representatives and/or (y) any third party contract research organization or contract manufacture or other service provider.
2.5.    Termination of ROFN Rights.
2.5.1.    The ROFN Right set forth in Section 2.2 with respect to a Brickell Product which was the subject of [***] shall terminate effective upon the earlier of (i) Kaken’s failure to issue a [***] ROFN Exercise Notice prior to the expiration of [***] and (ii) the [***].
2.5.2.    The ROFN Right set forth in Section 2.3 with respect to [***] which was the subject of the [***] shall terminate effective upon the earlier of [***].
2.5.3.    If (i) Kaken terminates the Agreement or (ii) Brickell terminates the Agreement as a result of an uncured breach by Kaken, Brickell shall have the right to terminate this ROFN Agreement upon written notice to Kaken.

6.	Except as specifically set forth in this Amendment, all terms and conditions of the ROFN Agreement shall remain in full force and effect.

7.	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Brickell and Kaken have executed this Amendment by their respective officers hereunto duly authorized, as of the Amendment Effective Date.

BRICKELL BIOTECH, INC.		KAKEN PHARMACEUTICAL CO., LTD.
By:	/s/ Andrew Sklawer	By:	/s/ Tetsuo Onuma
Name: Andrew Sklawer Title: COO		Name: Tetsuo Onuma Title: President and Representative Director